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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                December 8, 1998


                              IMC Securities, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                    333-48429-05                59-3284026
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(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


         5901 East Fowler Avenue
             Tampa, Florida                                     33617-2362
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(Address of Principal Executive Offices)                        (Zip Code)


        Registrant's telephone number, including area code (813) 984-8801
                                                           --------------



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

         The sole purpose of this Current Report on Form 8-K is to file the Statement of Eligibility under the Trust Indenture Act of 1939, as amended, on Form T-1 of the corporation designated to act as trustee in connection with the proposed offering by the IMC Home Equity Loan Owner Trust 1998-7, Home Equity Loan Asset Backed Notes, Series 1998-7A and Series 1998-7B (collectively, the "Notes"). This exhibit shall be incorporated by reference in the Registration Statement on Form S-3 of IMC Securities, Inc. (Commission File No. 333-48429) pursuant to which the Notes will be offered in order to effect qualification of the related Indenture under the Trust Indenture Act of 1939, as amended.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Not applicable

         (b)  Not applicable

         (c)  Exhibits:

              25.1 Form T-1 Statement of Eligibility of The Chase Manhattan Bank with respect to IMC Home Equity Loan Owner Trust 1998-7, Home Equity Loan Asset Backed Notes, Series 1998-7A.

              25.2 Form T-1 Statement of Eligibility of The Chase Manhattan Bank with respect to IMC Home Equity Loan Owner Trust 1998-7, Home Equity Loan Asset Backed Notes, Series 1998-7B.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   IMC SECURITIES, INC.,
                                   as Depositor


                                   By:     /s/ Thomas Middleton
                                           -------------------------------------
                                   Title:  President and Chief Operating Officer





Dated: December 8, 1998





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                                  EXHIBIT INDEX


Exhibit No.                     Description                             Page No.

   25.1         Form T-1 Statement of Eligibility of The Chase
                Manhattan Bank with respect to IMC Home Equity
                Loan Owner Trust 1998-7, Home Equity Loan Asset
                Backed Notes, Series 1998-7A.

   25.2         Form T-1 Statement of Eligibility of The Chase
                Manhattan Bank with respect to IMC Home Equity
                Loan Owner Trust 1998-7, Home Equity Loan Asset
                Backed Notes, Series 1998-7B.